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                                                                 Exhibit 23(iii)
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                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the reference of our firm under the caption "Experts" in Pre-Effective Amendment No. 2 to the Ocean West Holding Corporation registration statement on Form S-1.



Zanesville, Ohio                           Norman Jones Enlow & Co.
October 19, 2001                           Certified Public Accountants

                                           By:     /s/Gerald L. Tucker
                                                 -----------------------------

                                           Title:    /s/Partner
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